Exhibit 99.1

W. P. Carey Inc. Board Appoints Director Mark J. DeCesaris Chief Executive Officer

Trevor Bond Steps Down as Chief Executive Officer and Director

Reaffirms Full Year AFFO 2015 Guidance Range

Continues Review of Strategic Alternatives

To Release Fourth Quarter and Full Year 2015 Financial Results on Thursday, February 25, 2016

NEW YORK, Feb. 10, 2016 — W. P. Carey Inc. (NYSE: WPC) (W. P. Carey or the Company), a global net lease real estate investment trust, today announced that Mark J. DeCesaris, current Director of the Company and its former Chief Financial Officer, has been appointed Chief Executive Officer, effective immediately. Mr. DeCesaris succeeds Trevor P. Bond who has stepped down as Chief Executive Officer and as a Director of the Company to pursue other interests.

Mr. DeCesaris has served on the W. P. Carey Board of Directors since 2012, and previously served as an executive of the Company from 2005 until 2013, including as the Company’s Chief Financial Officer. Mr. DeCesaris brings over 30 years of operational, financial and leadership expertise, having served in executive positions at several companies, including Southern Union Company, Penn Millers Insurance Company and Penn Software.

“We are delighted that Mark is returning to an executive role as W. P. Carey’s Chief Executive Officer,” said Benjamin H. Griswold, IV, Chairman of the W. P. Carey Board of Directors. “His extensive management experience, intimate knowledge of our business and proven commitment to our investors and employees provide him with a unique perspective as the CEO of our company. The Board is confident that Mark is ideally suited to lead W. P. Carey, and we look forward to continuing to work closely with him and the senior management team as we remain focused on evaluating the most effective avenues to enhance our growth and value for all shareholders. On behalf of the entire Board, we thank Trevor for guiding the Company through a period of change, including our transformation into a REIT and the passing of our founder, Bill Carey. We wish him well in his future endeavors.”

Mark DeCesaris, Chief Executive Officer of W. P. Carey, said, “I am honored to become the CEO of W. P. Carey, and with the foundation of our strong and stable business, am excited about the enormous opportunities in front of us. Having been involved with the Company since 2005, I know firsthand that we have both a strong management team and talented employees. I am confident that together we will build on the positive momentum in our business and continue to enhance value for our shareholders.”

Trevor Bond said, “It has been a pleasure for me to work with the team at W. P. Carey over the last five years and I’m proud of where the organization is today. I know that the Company is well-positioned to succeed in its next phase of growth.”

W. P. Carey also announced that it is continuing to review a range of strategic alternatives and is being advised by J.P. Morgan Securities LLC in this process. The Company will have no further comment until this process has been concluded.

In addition, W. P. Carey today reaffirmed its previously announced 2015 AFFO guidance range, and expects final results to be above the midpoint. The Company currently believes that it is on track to deliver consistent financial results for 2016 and has a stable financial outlook. The Company expects to provide guidance on fiscal year 2016 in conjunction with its first quarter earnings in May 2016.

Fourth Quarter and Full Year 2015 Financial Results Conference Call

The Company also announced today that it will release its financial results for the fourth quarter and full year 2015 prior to the market open on Thursday, February 25, 2016. The Company will host a conference call and audio webcast to discuss its financial results at 8:30 a.m. Eastern Time that same day, details of which are provided below.

Date/Time: Thursday, February 25, 2016 at 8:30 a.m. Eastern Time
Call-in Number: 1-844-691-1119 (US) or +1-925-392-0263 (international)

Conference ID: 42183740
Please call to register at least 10 minutes prior to the start time.
Audio Webcast: www.wpcarey.com/earnings

Audio Webcast Replay

An audio replay of the call will be available at www.wpcarey.com/earnings.

About Mark J. DeCesaris

Prior to his current position, Mr. DeCesaris was Chief Financial Officer of W. P. Carey Inc. from 2010 to 2013 and served as W. P. Carey’s Acting Chief Financial Officer from 2005 to 2010. Before joining the firm, from March 2003 to December 2004, Mr. DeCesaris was Executive Vice President for Southern Union Company, a natural gas energy company publicly traded on the NYSE, where he oversaw the integration of acquisitions and developed and implemented a shared service organization to reduce annual operating costs. From August 1999 to March 2003, he was Senior Vice President for Penn Millers Insurance Company, a property and casualty insurance company where he served as President and Chief Operating Officer of Penn Software, a subsidiary of Penn Millers Insurance. From 1994 to August 1999, he was President and Chief Executive Officer of System One Solutions, a business consulting firm that he founded. He started his career with Coopers & Lybrand in Philadelphia, earning his CPA license in 1983.

Mr. DeCesaris graduated from Kings College with a B.S. in Accounting and a B.S. in Information Technology. He currently serves on the Board of Kings College and on the Board of the Denver Mile High Youth Corps, Petroleum Service Co. and Mountain Productions, Inc.

W. P. Carey Inc.

W. P. Carey Inc. is a leading global net lease REIT that provides long-term sale-leaseback and build-to-suit financing solutions for companies worldwide. At September 30, 2015, the Company had an enterprise value of approximately $10.4 billion. In addition to its owned portfolio of diversified global real estate, W. P. Carey manages a series of non-traded publicly registered investment programs with assets under management of approximately $10.5 billion. Its corporate finance-focused credit and real estate underwriting process is a constant that has been successfully leveraged across a wide variety of industries and property types. Furthermore, its portfolio of long-term leases with creditworthy tenants has an established history of generating stable cash flows, enabling it to deliver consistent and rising dividend income to investors for over four decades.

www.wpcarey.com

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief, or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,”

“anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding guidance, including underlying assumptions, anticipated future financial and operating performance and results, including estimates of growth, and the continuing review of strategic alternatives. These statements are based on the current expectations of the management of W. P. Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance, or achievements of W. P. Carey. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC on March 2, 2015, as amended by a Form 10-K/A filed with the SEC on March 17, 2015, and Part II, Item 1A. “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 as filed with the SEC on May 18, 2015. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Institutional Investors:
Peter Sands
W. P. Carey Inc.
212-492-1110
institutionalir@wpcarey.com

Individual Investors:
W. P. Carey Inc.
212-492-8920
ir@wpcarey.com

Press Contact:
Meaghan Repko / Jonathan Keehner / Adam Pollack

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

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